UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2023

Date of Report (Date of earliest event reported)

Lakeshore Acquisition II Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41317	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 327-9933

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LBBB	The Nasdaq Stock Market LLC
Warrants	LBBBW	The Nasdaq Stock Market LLC
Rights	LBBBR	The Nasdaq Stock Market LLC
Units	LBBBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Lakeshore Acquisition II Corp. (together with its successors, the “Purchaser”), LBBB Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), Nature’s Miracle Inc., a Delaware corporation (“Nature’s Miracle”), Tie (James) Li, as the representative of the stockholders of Nature’s Miracle, and RedOne Investment Limited, a British Virgin Islands company, as the representative of the shareholders of Purchaser, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Purchaser’s securities; (ii) the risk that the transaction may not be completed by Purchaser’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Purchaser; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Purchaser, the satisfaction of the minimum cash amount following any redemptions by Purchaser’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Nature’s Miracle’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Nature’s Miracle; (viii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or Purchaser related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Purchaser’s securities on a national securities exchange; (x) changes in the competitive industry in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete its convertible debt financing; (xv) the risk of potential future significant dilution to stockholders resulting from lender conversions under the convertible debt financing; and (xvi) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to, risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle; risks related to Nature’s Miracle’s limited operating history, the roll-out of Nature’s Miracle’s business and the timing of expected business milestones; Nature’s Miracle’s ability to implement its business plan and scale its business; Nature’s Miracle’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products; Nature’s Miracle’s ability to maintain accelerate rate of growth recently due to lifestyle changes in the wake of COVID-19 pandemic; risks of increased costs as a result of being a public company; risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products; risks relating to product liability lawsuits that could be brought against Nature’s Miracle;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; Nature’s Miracle’s ability to expand internationally; acceptance by the marketplace of the products and services that Nature’s Miracle markets; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations. A further list and description of risks and uncertainties can be found in Purchaser’s initial public offering prospectus dated March 8, 2022 and in the Registration Statement on Form S-4 and proxy statement initially filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022 (as amended and as may be further amended) by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser, Merger Sub, Nature’s Miracle, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed business combination, Purchaser has filed relevant materials with the SEC, including the Registration Statement on Form S-4 and a proxy statement. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement without charge from Purchaser. The Registration Statement on Form S-4 and proxy statement, as available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Purchaser at 667 Madison Avenue, New York, NY 10065.

INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PURCHASER, NATURE’S MIRACLE AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser, Merger Sub, Nature’s Miracle, certain stockholders of Nature’s Miracle, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser ordinary shares in respect of the proposed transaction. Information about Purchaser’s directors and executive officers and their ownership of Purchaser’s ordinary shares is set forth in Purchaser’s initial public offering prospectus dated March 8, 2022 and other filings by the Purchaser filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and will not constitute an offer to sell or a solicitation of an offer to buy the securities of Purchaser, Nature’s Miracle or the combined company, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 1.01 Entry into a Material definitive Agreement.

Amendment No. 2 to Merger Agreement

As previously disclosed, on September 9, 2022, Lakeshore Acquisition II Corp., a Cayman Islands exempted company (the “Company” or “Lakeshore”), LBBB Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), Nature’s Miracle, Inc., a Delaware corporation (“Nature’s Miracle”) Tie (James) Li, as the representative of the stockholders of Nature’s Miracle, and RedOne Investment Limited, a British Virgin Islands company, the Company’s sponsor (the “Sponsor”), acting as the representative of the stockholders of the Company, entered into a Merger Agreement (as amended on June 7, 2023 by Amendment No. 1, the “Merger Agreement”).

On December 8, 2023, the Company entered into Amendment No. 2 to the Merger Agreement (the “Amendment”) with the other parties thereto. The Amendment provides that Nature’s Miracle shall loan to the Company $20,000 for the each monthly extension of time available for the Company to complete a business combination. The Amendment also extended the Outside Date (as defined in the Amendment), from December 11, 2023 to March 11, 2024; provided that, if the Company seeks and obtains an extension of the time in which it has to complete a business combination, the Company will have the right by providing written notice thereof to Nature’s Miracle to extend the Outside Date for an additional period equal to the shortest of (i) three additional months, (ii) the period ending on the last date for the Company to consummate its business combination pursuant to such extension and (iii) such period as determined by the Company.

The summary above is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

Promissory Note

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 7, 2023, the Company issued an unsecured promissory note dated December 7, 2023, in the aggregate principal amount of $20,000 (the “Note”) to Nature’s Miracle. The Note does not bear interest and matures upon the earlier of (i) the closing of the Company’s initial business combination and (ii) March 11, 2024. In the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The proceeds of the Note have been deposited in the Company’s trust account in connection with extending the business combination completion window until January 11, 2024.

In consideration of making the loan, Lakeshore also agreed to cause 2,000 shares of Class A common stock of the post-Business Combination company to be issued to Nature’s Miracle or its designee following the closing of the Business Combination.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of Class A common stock are being issued and sold by the Company to Nature’s Miracle, or their designees, in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subsequent to the approval by the shareholders of Lakeshore of the Amendment to Lakeshore’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”), on December 8, 2023, Lakeshore filed the Charter Amendment with the Registrar of Companies in the Cayman Islands and was effective on that date. Pursuant to the Charter Amendment, Lakeshore extended the time Lakeshore has to complete a business combination for up to an additional three (3) months, or from December 11, 2023 to up to March 11, 2024, by depositing into Lakeshore’s trust account $20,000 for each monthly extension in accordance with the terms of Lakeshore’s Amended and Restated Memorandum and Articles of Association as amended by the Charter Amendment.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

The Company held an Extraordinary General Meeting of Shareholders (the “General Meeting”) on December 6, 2023 at 10:00 a.m. Eastern Time. As of November 3, 2023, the record date for the General Meeting, there were 5,729,422 ordinary shares of Lakeshore entitled to be voted at the General Meeting, 85.635% of which were represented in person or by proxy.

Summarized below are the results of the matter submitted to a vote at the General Meeting.

Matters Voted On	For	Against	Abstain
The Extension Proposal — a proposal (the “Extension Proposal”) by special resolution to amend (such amendment, the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association adopted by special resolution dated March 8, 2022 and effective on March 8, 2022, as amended on March 9, 2023 and June 5, 2023 (together, the “Existing Charter”) to: extend the date by which the Company has to consummate a business combination from December 11, 2023 (the “Deadline”) to up to not later than March 11, 2024 (the “Extension Termination Date”), up to three (3) separate instances (each, an “Extension”) for an additional one (1) month each instance (each an “Extension Period”), provided that if the Company exercises an Extension, then RedOne Investment Limited (“the Sponsor”), or its affiliates or designees, shall upon receiving a five (5) day advance notice from the Company prior to the Deadline, Deposit into the Trust Account, US$20,000 on or prior to the Deadline or the deadline as extended by any Extension Period (the “Extension Date”).	4,906,398	0	0

The proposal described above was approved by Lakeshore’s shareholders at the General Meeting.

Item 8.01. Other Events.

In connection with the General Meeting, Lakeshore’s shareholders elected to redeem an aggregate of 2,141,262 ordinary shares. On December 8, 2023, $20,000 was deposited into the Company’s trust account to extend the period of time the Company will have to consummate its initial business combination by one month, or until January 11, 2024. The Company may further extend the period of time it will have to consummate its initial business combination up to an additional two (2) months, or until up to March 11, 2024, by depositing $20,000 into the Company’s trust account for each one month extension.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
2.1	Amendment No. 2 to Merger Agreement, dated as of December 8, 2023.
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association, dated December 8, 2023
10.1	Promissory Note, dated December 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2023

LAKESHORE ACQUISITION II CORP.

By:	/s/ Deyin (Bill) Chen
Name:	Deyin (Bill) Chen
Title:	Chief Executive Officer